UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2022

UWM Holdings Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39189	82-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 South Boulevard E.
Pontiac,	Michigan	48341
(Address of principal executive offices)		(Zip Code)
(800) 981-8898
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	UWMCWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

UWM Holdings Corporation (the “Company”) held its Annual Meeting of Stockholders on June 8, 2022 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following items:

Proposal 1—Election of Directors

The election of three Class I directors to hold office until the Company’s 2025 Annual Meeting of Stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation received the following vote:

	Number of Votes
	Votes For	Votes Withheld	Broker Non-Votes
Kelly Czubak	364,392,962	3,970,199	32,103,746
Alex Elezaj	360,033,185	8,329,976	32,103,746
Mat Ishbia	360,643,901	7,719,260	32,103,746

Each of the three Class I director nominees received a majority of the votes cast at the Annual Meeting and were elected as directors of the Company until the Company’s 2025 Annual Meeting of Stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of Deloitte & Touche, LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022 received the following vote:

Number of Votes
For	Against	Abstain
399,233,094	901,319	332,494

Proposal 2 was approved by the affirmative vote of a majority of the votes cast at the Annual Meeting. Thus, Deloitte & Touche, LLP was ratified to serve as the independent registered public accounting firm of the Company for the fiscal year ending on December 31st, 2022.

Proposal 3— To Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers

The approval, on an advisory basis, of the compensation of our Named Executive Officers received the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Vote
364,519,916	2,605,651	1,237,594	32,103,746

Proposal 3, on an advisory basis, was approved by the affirmative vote of a majority of the votes cast at the Annual Meeting.

Proposal 4—To Approve, on an Advisory Basis, the Frequency of the Advisory Vote on The Compensation of Our Named Executive Officers

The approval, on an advisory basis, of the frequency of the advisory vote on the compensation of our Named Executive Officers received the following votes:

Number of Votes
1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
367,215,646	336,846	504,367	306,302	32,103,746

The Company’s decision, in light of such vote, as to how frequently the Company will include a shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives will be “one year.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWM HOLDINGS CORPORATION

By:	/s/ Mat Ishbia
Name:	Mat Ishbia
Title:	Chief Executive Officer

Date: June 13, 2022